UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2014

Shepherd’s Finance, LLC

(Exact name of registrant as specified in its charter)

Commission File Number:  333-181360

DELAWARE	36-4608739
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12627 San Jose Blvd., Suite 203, Jacksonville, FL 32223

(Address of principal executive offices, including zip code)

302-752-2688

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On December 24, 2014, Shepherd’s Finance, LLC (the “Registrant”) entered into a loan purchase and sale agreement (the “Agreement”) by and between the Registrant and 1st Financial Bank USA (“1st Financial”), pursuant to which 1st Financial shall have the right, from time to time, to purchase from Registrant senior priority interests in certain loans made to fund the vertical construction of one to four family residential dwellings, that have been approved by 1st Financial’s internal credit committee (referred to herein as “Eligible Loans”). Each Eligible Loan will be evidenced by notes secured by, among other things, mortgages or deeds of trust encumbering the respective construction properties.

Subject to the terms and conditions of the Agreement, 1st Financial shall have the right from time to time to purchase from Registrant a senior loan interest in each Eligible Loan which Registrant agrees to sell to 1st Financial. Registrant will also be required to offer to sell certain Eligible Loans to 1st Financial during an “Exclusivity Period”. During the Exclusivity Period 1st Financial has the right to buy Eligible Loans to borrowers of Registrant when 1st Financial has previously purchased from Registrant under this Agreement a loan to the same borrower, and this Exclusivity is only under specific conditions outlined in Sections 1.2 and 2.7 of the Agreement. Outside of any Exclusivity Period, if Registrant desires to sell an interest in an Eligible Loan to a borrower when 1st Financial has previously purchased from Registrant under this Agreement a loan to the same borrower, Registrant will offer the sale of that loan to 1st Financial prior to offering to another potential purchaser. In all cases, 1st Financial will make an independent credit decision to purchase or not in its sole discretion.

The purchase price for each senior loan purchased by 1st Financial shall be expressed in a “Loan Notification” (as described in Section 2.1 of the Agreement) and, unless otherwise agreed by the parties, shall be an amount equal to the lesser of (i) an amount equal to 50% of the Eligible Balance (as defined in Section 1.2 of the Agreement) at the time of the closing of sale of the senior loan interest in such Eligible Loan and (ii) the Senior Loan Amount (as defined below); provided that the purchase price shall not include any loan fee or portion thereof. Unless another amount is set forth in the Loan Notification, the Senior Loan Amount shall be equal to the lowest of (i) 55% of the Registrant-approved appraised value of the property securing the loan, (ii) $249,999.00, and (iii) 50% of the maximum principal amount of the Eligible Loan after deducting the loan fee. Except as otherwise provided in the Agreement, interest on the Purchase Price and all advances shall accrue at a per annum interest rate equal to the greater of (i) 10% per annum, or (ii) the effective interest rate of the loan pursuant to the Loan Documents (as described in Section 1.2 of the Agreement). 1st Financial’s share of such interest shall be calculated based on the actual days funded by 1st Financial. All other amounts payable by a borrower in respect of the obligations under the loan shall be determined in accordance with the Loan Documents. 1st Financial shall not be entitled to any portion of the loan fee charged to the borrower, and Registrant shall generally be the servicer of the loan.

Pursuant to the procedures set forth in Sections 5.7 through 5.9 of the Agreement, Registrant, upon written notice to 1st Financial, shall have the right at any time (the “Call Option”) to repurchase from 1st Financial any senior loan. The Call Option purchase price for each senior loan shall be an amount equal to the outstanding principal amount of the senior loan held by 1st Financial plus accrued interest, provided that if the aggregate interest paid to 1st Financial in respect of such senior loan as of the repurchase date shall be less than four percent (4%) of the total commitment amount of 1st Financial in respect of such senior loan, then the purchase price shall be increased by an amount equal to such shortfall. Likewise, 1st Financial, upon written notice to Registrant, shall have the right at any time (the “Put Option”), to elect to require Registrant to repurchase the transferred rights pertaining to any senior loan, or any portion of a senior loan held by 1st Financial. The Put Option purchase price shall be an amount equal to the outstanding principal amount of the senior loan held by 1st Financial plus accrued interest, provided that the aggregate put prices payable in respect of all senior loans put to Registrant during any trailing twelve month period ending on the date of the put notice shall never exceed the Put Option Limit, which is an amount equal to 10% of all fundings made by 1st Financial to Registrant under the senior loans during such twelve month period.

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Registrant agrees that until the prior payment of all amounts due to 1st Financial in respect of the senior loan and the transferred rights: (a) all payments by Registrant or 1st Financial from or on behalf of borrowers under or pursuant to the Loan Documents will be applied first, to the payment of any amounts due to 1st Financial in respect of the senior loan and the other transferred rights, and second, to the payment of any amounts due to Registrant in respect of the subordinated loan; (b) all payments received by Registrant or 1st Financial in connection with a realization on any loan collateral will be applied first, to the payment of any amounts due to 1st Financial in respect of the senior loan and the transferred rights, and second, to the payment of any amounts due to Registrant in respect of the subordinated loan; and (c) the rights of Registrant in and to the loan collateral or any security interests granted under Loan Documents shall be subordinated to any and all rights of 1st Financial in and to such collateral and interests.

Unless otherwise agreed to in writing by the parties, the Agreement shall terminate: (a) when the entire indebtedness due under the Loan Documents for all senior loans held by 1st Financial shall have been paid, and Registrant has paid to 1st Financial all amounts due under the Agreement, and no new amounts become due thereunder within 30 days thereafter; or (b) when all senior loans and subordinate loans and the rights under the Agreement relating thereto shall be owned and held by one person, firm or corporation for its own account for a period exceeding 30 days; or (c) upon written notice by either party to the other if 1st Financial has not purchased a senior loan on or before March 1, 2015. However, no such termination shall occur during an Exclusivity Period.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1 Loan Purchase and Sale Agreement

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEPHERD’S FINANCE, LLC

Date: December 29, 2014	By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Chief Executive Officer and Manager

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